UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (1

7 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 30, 2020 (the “Effective Date”), United States Steel Corporation (the “Corporation”), entered into an Option Agreement (the “Option Agreement”) with Stelco Inc., a corporation governed under the laws of Canada (“Stelco”), pursuant to which, among other things, the Corporation granted Stelco the option (“Option”) to acquire an undivided 25% interest (the “Option Interest”) in a to-be-formed entity (the “Company”) that will own the Corporation’s current iron ore mine located in Mt. Iron, Minnesota (the “Minntac Mine”). As consideration for the Option, Stelco will pay the Corporation an aggregate amount of $100,000,000 (the “Payment”) in five $20,000,000 installments beginning on the Effective Date and ending on or before December 31, 2020 (the date upon which the final installment is paid, the “Final Payment Date”). In the event Stelco exercises the Option, the parties will engage in good faith negotiations to finalize the master agreement (the “Master Agreement”), pursuant to which Stelco will acquire the Option Interest, and the limited liability company agreement of the Company. At the consummation of the transactions set forth in the Master Agreement, Stelco will contribute a minimum of an additional $500,000,000 to the Company and the Company will issue a special distribution of such amount to the Corporation. Concurrently with, and subject to, the execution and delivery of the Option Agreement, the Corporation and Stelco also entered into an Amended and Restated Pellet Sale and Purchase Contract (the “Pellet Agreement”).

Subject to the terms and conditions of the Option Agreement, Stelco may exercise the Option at any time during the period commencing on the Final Payment Date and expiring at 11:59 p.m. Eastern Time on January 31, 2027 unless earlier terminated (the “Option Term”). Stelco may perform no more than three confirmatory due diligence reviews of the Minntac Mine during the Option Term. If Stelco fails to exercise the Option upon the expiration of any such due diligence period, Stelco must pay the Corporation an additional $20,000,000 due diligence fee. If Stelco fails to exercise the Option during the Option Term, Stelco will have forfeited the Payment.

The Option Agreement contains customary representations, warranties, and covenants by the parties, and the exercise of the Option is subject to certain conditions, including, among other things, (i) that neither party is in material default, subject to certain cure rights, under the Pellet Agreement, (ii) the accuracy of the respective parties’ representations and warranties, subject to customary qualifications and (iii) material compliance by the parties with their respective covenants and obligations, including those related to Stelco’s receipt of binding financing commitments for no less than $500,000,000 prior to its exercise of the Option; provided that the Master Agreement does not contain a financing contingency. In addition, the Option Agreement contains certain termination rights for both the Corporation and Stelco, including in the event that the Corporation enters into an agreement to sell all or a majority of its ownership of the Minntac Mine to a third party (a “Sale”).

In the event of such Sale, and if the Corporation, in its discretion, chooses to not extend the Pellet Agreement under specified terms through the 2033 annual shipping season of the Minntac Mine (each, a “Shipping Season”), the Corporation must pay to Stelco a termination fee under the following conditions and in the following amounts: (i) if the Corporation delivers a termination notice prior to the Final Payment Date, a termination fee equal to the aggregated partial payments paid by Stelco as of such date, (ii) if the Corporation delivers a termination notice after the Final Payment Date but prior to the last day of the 2022 Shipping Season, a termination fee equal to $100,000,000, (iii) if the Corporation delivers a termination notice on or after the last day of the 2022 Shipping Season but prior to the termination of the Option, and the total enterprise value of the entirety of the Minntac Mine (the “Mine Valuation”) is $2,400,000,000 or greater, a termination fee equal to the fair market value of the Option immediately prior to the time the Corporation delivers the termination notice (such amount not to exceed $120,000,000), as determined by an independent third party or (iv) if the Corporation delivers a termination notice on or after the last day of the 2022 Shipping Season but prior to the termination of the Option, and the Mine Valuation is less than $2,400,000,000, a termination fee equal to the product of $100,000,000 multiplied by a fraction, the numerator of which will the Mine Valuation and the denominator of which will be $2,400,000,000.

Once Stelco has exercised the Option, the Option Agreement provides for the payment of a $20,000,000 termination fee by Stelco to the Corporation (in addition to the forfeiture of the Payment) in the event of a material adverse change in Stelco’s financing commitments or if Stelco fails to deliver a duly-executed copy of the Master Agreement within 15 days after it exercises the Option.

The summary of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 filed herewith, which is incorporated herein by reference.

The Option Agreement has been filed as an exhibit to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Corporation or Stelco. The representations, warranties and covenants in the Option Agreement were made only for the purpose of the Option Agreement and solely for the benefit of the parties to the Option Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Option Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in any schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Option Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Corporation or Stelco or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Option Agreement, which subsequent information may or may not be fully reflected in the Corporation’s public disclosures.

Item 9.01. Financial Statements and Exhibits

9.01(d) Exhibits:

Exhibit No.	Description

10.1*	Option Agreement, dated April 30, 2020, by and between the Corporation and Stelco.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document exhibit 101)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation hereby undertakes to furnish supplemental copies of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about the potential benefits of the joint venture; the Corporation’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the Corporation; and the anticipated timing of the exercise of the Option. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions of creating the joint venture in the anticipated timeframe or at all and the possibility that the Option will not be exercised; risks related to the ability to realize the anticipated benefits of the joint venture, including the possibility that the expected benefits and cost savings from the proposed joint venture or the capital and operational improvements will not be realized or will not be realized within the expected time period; disruption from the joint venture making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed joint venture on the market price of the Corporation’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed joint venture; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Corporation cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review the Corporation’s filings with the SEC, including, but not limited to, the Corporation’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Duane D. Holloway
Name: Duane D. Holloway
Title: Senior Vice President, General Counsel and Chief Ethics & Compliance Officer

Dated: April 30, 2020